Exhibit 10.4

NOTICE OF CONFIDENTIALITY RIGHTS:  IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

EXTENSION OF REAL ESTATE NOTE AND LIEN

THE STATE OF TEXAS
KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF CAMERON

That SOUTH PADRE ISLAND DEVELOPMENT, L.L.C. FORMERLY KNOWN AS SOUTH PADRE ISLAND DEVELOPMENT, L.P. of CAMERON County, Texas, herein called the undersigned, being legally obligated to pay the hereinafter described promissory Note and who, if not presently primarily liable for the payment of said Note, does hereby expressly assume the payment thereof, said Note being in the original principal sum of ONE MILLION FIVE HUNDRED SEVEN THOUSAND DOLLARS AND NO/100THS ($1,507,000.00) dated December 19, 2003, executed by SOUTH PADRE ISLAND DEVELOPMENT, L.P., payable to the order of TEXAS STATE BANK and secured by a Deed of Trust dated December 19, 2003, recorded in Document #00070131, Volume 9730, Page 70, in the Official Records of Cameron County, Texas, said Note and Lien being extended by Extension of Real Estate Note and Lien effective May 1, 2008, recorded in Document #2008-00026322, Volume 15134, Page 146, of the Official Records of Cameron County, Texas; and Extension of Real Estate Note and Lien effective July 1, 2008, recorded in Document #____________, Volume _________, Page _______, of the Official Records of Cameron County, Texas; said Note being secured by the liens therein created or mentioned against the following property, to-wit:

Lots H45, H47, H56, H-57, H60, H61 and H62, The Harbor Block 7 Subdivision, a Subdivision in the Town of Laguna Vista, Cameron County, Texas, according to the map or plat thereof recorded in Cabinet 1, Slot 2550-A, Map Records of Cameron County, Texas; reference to which is here made for all purposes.

Lots H63, H64, H65, H66, H67, H68, H69, H70, H71, H72, H73, H74, B15, B16 and B17, The Harbor Block 9 Subdivision, a Subdivision in the Town of Laguna Vista, Cameron County, Texas, according to the map or plat thereof recorded in Cabinet 1, Slot 2550-B, Map Records of Cameron County, Texas; reference to which is here made for all purposes.

The above mentioned lots were re-subdivided out of the following tracts:

Tract I:

Lots One (1) and Two (2), Block Six (6), and all of Block Seven (7), South Padre Island Golf Community Parcel 7 Subdivision, a Subdivision in the Town of Laguna Vista, Cameron County, Texas, according to the map or plat thereof recorded in Cabinet 1, Slot 2233-A & B, of the Map Records of Cameron County, Texas.

Tract II:

Being a 0.365 acre tract of land out of the existing Roadway Easement out of South Padre Island Golf Community Parcel 7, recorded in Cabinet 1, Slot 2233-A and 2233-B, Map Records of Cameron County, Texas; and said 0.365 acre tract of land being more particularly described as follows:

COMMENCING at the South corner of Lot 2, Block 6 of said South Padre Island Golf Community Parcel 7, and being the North boundary of Block 7 of said South Padre Island Golf Community Parcel 7, for a corner and POINT OF BEGINNING of the tract herein described:

THENCE leaving the South corner of Lot 2, Block 6 along the North boundary of Block 7 of said South Padre Island Golf Community Parcel 7, South 54 degrees 36 minutes 33 seconds West a distance of 48.97 feet to the West corner of said Block 7, being on the North Right of Way line of F.M. 510 (having 100.0 feet of Right of Way), said point being on a curve to the left, for a corner of the tract herein described;

THENCE, along the North right of Way Line of said F.M. 510 and along said curve to the left, with a radial bearing of South 54 degrees 37 minutes 14 seconds West, a radius of 2343.36 feet, with a delta angle of 6 degrees 41 minutes 57 seconds, an arc length of 273.99 feet (Chord: North 38 degrees 43 minutes 44 seconds West, 273.84 feet), to a point on the North Right of Way of said F.M. 510, for a corner of the tract herein described;

THENCE leaving the North Right of Way Line of said F.M. 510, North 47 degrees 55 minutes 17 seconds East a distance of 61.95 feet to a point on the West boundary of a 10.00 foot Utility Easement as shown on the recorded plat of South Padre Island golf Community Parcel 7, for a corner of the tract herein described;

THENCE along the West boundary of said 10.00 foot Utility Easement, South 82 degrees 38 minutes 38 seconds East a distance of 110.44 feet to a point on the North boundary of Lot 1, Block 6, of said South Padre Island Golf Community Parcel 7, for a corner of the tract herein described;

THENCE along the North boundary of Lot 1, Block 6 of said South Padre Island golf Community Parcel 7, South 54 degrees 47 minutes 49 seconds West a distance of 58.18 feet to a point being the Northwest corner of Lot 1, Block 6 of said South Padre Island Golf Community Parcel 7 and being on a curve to the right, for a corner of the tract herein described;

THENCE along said curve to the right along the West boundary of Lot 1, Block 6 of said South Padre Island Golf Community Parcel 7, with a radial bearing of North 69 degrees 41 minutes 37 seconds East, a radius of 146.86 feet, with a delta angle of 18 degrees 16 minutes 49 seconds, an arc length of 46.86 feet (Chord:  South 29 degrees 26 minutes 47 seconds East, 46.66 feet) to the point of curvature of a curve to the left, for an angle point of the tract herein described;

THENCE continuing along the West boundary of Lot 1, Block 6 of said South Padre Island Golf Community Parcel 7, and along said curve to the left, with a radial bearing of South 50 degrees 50 minutes 40 seconds West, a radius of 2392.37 feet, with a delta angle of 3 degrees 45 minutes 53 seconds, at an arc length of 30.36 feet, passing the common corner of Lot 1 and Lot 2, Block 6 of said South Padre Island Golf Community Parcel 7, for a total arc length of 157.18 feet, to the POINT OF BEGINNING, containing 0.365 acres of land, more or less.

AND who now desires to extend or rearrange the time or manner of payment of said Note and to extend and carry forward said liens on said property, and

WHEREAS, COMPASS BANK (formerly known as Texas State Bank), the legal owner and holder of said note and of the liens securing the same, in consideration of the premises and at the request of the undersigned, has agreed to extend or rearrange the time or manner of payment of said note as hereinafter provided;

NOW, THEREFORE, in consideration of the extension or rearrangement of the time or manner of payment of said Note as hereinafter set forth by the legal owner and holder thereof, the undersigned hereby renews said Note and the indebtedness and promises to pay to the order of COMPASS BANK, at its office in the City of Harlingen, Cameron County, Texas, the sum of FOUR HUNDRED FIFTY-THREE THOUSAND THREE HUNDRED AND 79/100THS DOLLARS ($453,300.79), being the present unpaid balance of said Note, together with interest thereon at the variable rate of WALL STREET JOURNAL PRIME INTEREST RATE (WSJ) percentum per annum, provided, however, that the interest rate prior to maturity shall not at any time be less than a Floor Rate of Six Percent (6.00%) and not be higher than a Ceiling Rate of Eighteen percent (18%) percentum per annum from the date hereof and to accrue on a 360-day year until maturity.  Principal and interest shall be payable at 115 East Van Buren, Harlingen, Texas 78550.  The principal indebtedness and accrued interest thereon shall bear interest after maturity at the maximum rate allowed by law.

The term “Prime Interest Rate” as used in this Note means a per annum interest rate equal to the “Prime Rate” as published each day by the Wall Street Journal in its “Money Rates” section, and if more than one such rate is published, then the highest such rate on any day when the Wall Street Journal is not published or a prime rate is not published under the Money Rates section thereof, then the prime rate published for the preceding publication date of the Wall Street Journal shall apply.  Should the method of establishing the prime interest rate, or the publication of such prime rate, cease or be abolished, then the prime interest rate used for the balance of the term of this note shall be that interest rate established, adopted or used by Holder as its prime or base interest rate. The applicable Note Rate shall be adjusted with each change in the Prime Rate and shall be effective until the effective date of the next change in the prime rate.  Both principal and interest are payable at 115 East Van Buren, Harlingen, Cameron County, Texas  78550.  The principal indebtedness and accrued interest thereon shall bear interest after maturity at the maximum rate allowed by law.

The unpaid principal and interest shall be payable as follows:

PRINCIPAL SHALL BE DUE ON OR BEFORE MAY 1, 2010.  INTEREST ACCRUING ON THE UNPAID PRINCIPAL BALANCE SHALL BE DUE AND PAYABLE MONTHLY BEGINNING JUNE 1, 2009, AND CONTINUING ON THE SAME DAY OF EACH CONSECUTIVE MONTH.

Note payments are payable on their due date (s), and, except as otherwise required by law and/or the loan documents, the holder hereof may, following default, exercise all rights and remedies available to it by law, contract and/or equity.

In addition to any other rights and remedies available to the holder hereof, on and after the date hereof, the undersigned further agrees, that at the option of the holder hereof, a one-time “late charge” may be collected by the holder hereof from the undersigned on each delinquent payment in an amount equal to five percent (5%) of the amount of any payment not made within ten (10) days of its due date.  The “late charge” may be imposed without notice to the undersigned, and shall be immediately due and payable.

It is agreed that the “late charge” is not interest, but rather a reasonable amount paid to the holder hereof to compensate it for any additional administrative expenses and costs it incurs due to the undersigned’s failure to make the note payment on its due date.  Payments made subsequent to the incurrence of a “late charge” will be applied first to any due regularly scheduled payments in order of their due date and any remaining funds paid will be applied to any accrual late fees then in accordance with other terms of the note.

If a “late charge” is imposed by the holder hereof on a delinquent payment, the unpaid principal owing on the note will continue to accrue interest at the contract interest rate as provided in the note, and no interest will accrue on any delinquent interest associated with the delinquent payment.

If a “late charge” is not assessed by the holder hereof, the delinquent payment, at the option of the holder hereof, shall accrue interest at the default interest rate, as provided in the note, from the date the payment was due until it is paid.  In the event a default rate is not specified in the note, then on and after the date hereof, the default rate, at the option of holder hereof, shall be the maximum rate per annum allowed by law.

From and after the maturity date and/or acceleration date of the note, all unpaid principal, together with accrued interest, shall bear interest at the default interest rate as provided in the note.

The undersigned hereby extends said liens and security interests on said property until said indebtedness and Note as so renewed and extended has been fully paid, and agrees that such extension or rearrangement shall in no manner affect or impair said Note or the liens and security interests securing the same and that said liens and security interest shall not in any manner be waived, which are acknowledged by the undersigned to be valid and subsisting, and the undersigned further agrees that all terms and provisions of said original Note and of the instrument or instruments creating or fixing the liens securing the same shall be and remain in full force and effect as therein written, except as otherwise expressly provided herein.

In consideration of the benefits received, the undersigned hereby waives, releases and terminates all claims, or right to claim whether known or unknown, that Compass Bank, or any predecessor as owner and holder of the Note, or any other party has charged, collected or received usurious interest under the Note or any other document relating to the Note, and hereby waives and releases any right or power to bring any claim based on any claim of usury.

In consideration of (i) the modification of certain provisions of the Note, as herein provided, and (ii) the other benefits received by the undersigned hereunder, the undersigned hereby RELEASES, RELINQUISHES and forever DISCHARGES Compass Bank, as well as its predecessors, successors, assigns, agents, officers, directors, employees and representatives, of any from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which the undersigned may have against Compass Bank, and its predecessors, successors, assigns, agents, officers, directors, employees and representatives, arising out of or with respect to any and all transactions relating to the Note or any other document relating to the Note, occurring prior to the date hereof, including any loss, cost of damage, or any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Compass Bank, and its predecessors, successors, assigns, agents, officers, directors, employees and representatives, including any breach of fiduciary duty, breach of duty, breach of any duty of fair dealing, breach of confidence, beach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organization Act, intentional or negligent infliction of mental distress, tortuous interference with contractual relations, tortuous interference and corporate governance or prospective business advantage, breach of contract, deceptive trade practices, liable, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Note, but in each case only to the extent permitted by applicable law.

BALLOON NOTE WARNING

THIS LOAN IS PAYABLE IN FULL ON OR BEFORE MAY 1, 2010.  AT MATURITY, YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE.  THE BANK IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME.  YOU WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT YOU MAY OWN, OR WILL HAVE TO FIND A LENDER, WHICH MAY BE THE BANK YOU HAVE THIS LOAN WITH, WILING TO LEND YOU THE MONEY.  IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE BANK.

NOTICE

IN EXECUTING THIS EXTENSION OF REAL ESTATE NOTE AND LIEN THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT THIS EXTENSION OF REAL ESTATE NOTE AND LIEN SUPERSEDES ALL PRIOR WRITTEN AND ORAL CONTRACTS AND UNDERSTANDINGS RELATED TO THE NOTES AND THE RENEWAL AND EXTENSION OF PROMISSORY NOTE DESCRIBED HEREIN.  THIS EXTENSION OF REAL ESTATE NOTE AND LIEN HEREWITH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF UNDERSTANDINGS OF THE PARTIES, THE UNDERSIGNED ACKNOWLEDGES THAT NO UNWRITTEN ORAL AGREEMENTS EXIST BETWEEN THE PARTIES.

Effective this 1st  day of May, 2009.

SOUTH PADRE ISLAND DEVELOPMENT, LLC	COMPASS BANK
FORMERLY KNOWN AS SOUTH PADRE ISLAND
DEVELOPMENT, L.P.

By: /s/ JUSTIN L. AWTREY	________________________________
Justin L. Awtrey, Vice President

(Corporate Acknowledgment)
STATE OF TEXAS	'
'
COUNTY OF CAMERON	'

This instrument was acknowledged before me on the _______ day of June, 2009, by Justin L. Awtrey, as Vice-President on behalf of SOUTH PADRE ISLAND DEVELOPMENT, LLC, FORMERLY KNOWN AS SOUTH PADRE ISLAND DEVELOPMENT, L.P.

__________________________________________
Notary Public, State of Texas

(Corporate Acknowledgment)
STATE OF TEXAS	'
'
COUNTY OF CAMERON	'

This instrument was acknowledged before me on the ________________ day of June, 2009, by ____________________________________, as _______________________________________ on behalf of COMPASS BANK, A BANKING CORPORATION.

__________________________________________
Notary Public, State of Texas